Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam
International
Equity Fund

6 | 30 | 05

Annual Report

[SCALE LOGO OMITTED]

PUTNAM INVESTMENTS

[GRAPHIC OMITTED: SPOOLS OF SEWING YARN]

BLEND FUNDS

invest opportunistically
in a variety of stocks,
such as growth stocks and value stocks.


What makes Putnam different?

[GRAPHIC OMITTED: FOUNDER]

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

[GRAPHIC OMITTED: SIGNATURE, JUSTIN SAMUEL PUTNAM 1830]

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing
what's right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.


Putnam
International
Equity Fund

6 | 30 | 05

Annual Report

Message from the Trustees                           2
About the fund                                      4
The year in review                                  7
Performance                                        12
Expenses                                           15
Turnover                                           17
Risk                                               18
Your fund's management                             19
Terms and definitions                              22
Trustee approval of management contract            24
Other information for shareholders                 29
Financial statements                               30
Federal tax information                            61
Shareholder meeting results                        62
Brokerage commissions                              64
About the Trustees                                 65
Officers                                           71

Cover photograph: [C] Marco Cristofori


Message from the Trustees

Dear Fellow Shareholder

During the period ended June 30, 2005, the Federal Reserve Board's more restrictive monetary policy, along with high energy prices, began to moderate the pace of economic expansion. International markets generally outperformed stock and bond markets in the United States. However, the U.S. dollar strengthened against foreign currencies, partially offsetting the effects of these gains. Amid the uncertainties of this environment, the in-depth, professional research and active management that mutual funds can provide makes them an intelligent choice for today's investors.

We want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund.

More information about your fund's strategy and history has been added to this report. We have also included additional information about your fund's management team, including compensation data pertaining to your fund. Furthermore, on page 24 we provide information about the 2005 approval by the Trustees of your fund's management contract with Putnam.

We would also like to take this opportunity to announce the retirement of one of your fund's Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund's management team discuss the fund's performance, strategies, and their outlook for the months ahead.

Respectfully yours,

/S/GEORGE PUTNAM, III

George Putnam, III
President of the Funds

/S/JOHN A. HILL
John A. Hill
Chairman of the Trustees

August 17, 2005


Putnam International Equity Fund: the benefits of investing in international stock markets

As a shareholder of Putnam International Equity Fund, you are positioning your money to benefit from investment opportunities outside the United States. Although international investing involves additional risks, the fund lets you take advantage of the capital appreciation potential of a broad range of leading companies in international markets.

In many cases, international companies are the top competitors in global industries.

If you look at the products or services you use every day -- from cars to cellular telephones to household products -- you are likely to find many items made by international companies.

International economies also generally follow a different business cycle than the United States and have different systems of tax and monetary policies. In many regions, especially Asia and Latin America, economies are growing much faster than the U.S. economy and appear likely to continue this growth at an accelerated pace. And, when you invest internationally, you can benefit when foreign currencies strengthen against the U.S. dollar.

While different currencies and economic systems can add risk, investing internationally may help you manage an important financial risk -- the possibility of a slump in the U.S. economy -- and gives you a chance to keep building wealth even if U.S. stocks struggle.

Since 1991, Putnam International Equity Fund has sought to invest in leading companies in international markets. The fund's management team selects stocks and determines market and sector weightings by relying on the proprietary research of Putnam analysts. In addition to the United States, analysts and other team members are based in London and Tokyo for better access to information about international companies.


Many changes in the world economy have added to the growth potential of international companies since
Putnam International Equity Fund launched in 1991.


1991

European Common Market becomes European Union

[GRAPHIC OMITTED: FLAG]

1993

Single European Market ends trade barriers in Europe


1994

NAFTA frees trade among United States, Canada, and Mexico

[GRAPHIC OMITTED: TRUCK]

1995

World Trade Organization is founded by United States and 75 other countries

1997

Hong Kong reverts to China's rule


Using Putnam's blend strategy, the team selects stocks with both growth and value characteristics, which may help keep the fund competitive given the risks of changing market conditions and political developments in international markets. The fund can invest in developed economies such as Europe, Japan, Canada, and Australia, as well as in less developed but faster-growing economies in Latin America and Asia. For nearly 15 years, the fund has helped investors benefit from diversification and economic growth generated outside the United States.

Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

A rising equity culture fuels the growth of international markets.

Many analysts believe that as equity markets expand an "equity culture" forms. In an equity culture, people accept the risk of owning stocks in exchange for the opportunity to earn long-term financial rewards. Signs of a flourishing equity culture include the creation of new markets and investor-friendly regulations.

New markets for equity investing were established as communist economies transitioned to capitalism. In 1989, for example, Slovenia established a stock exchange, followed by Hungary, China, and more than five other nations by 1992.

Investor-friendly regulations help to give investors a sound legal footing. Examples include South Korea's measures requiring companies to respect minority-shareholder rights, grant real power to independent directors, and open up to foreign ownership.


1998

European Central Bank is founded

[GRAPHIC OMITTED: BUILDING]

1999

The euro integrates 11 European economies under one currency

[GRAPHIC OMITTED: COINS]

2000

Cross-border corporate merger activity sets record

2001

China joins the World Trade Organization

2004

European Union expands to include 10 new member states

[GRAPHIC OMITTED: BUILDINGS]


Putnam International Equity Fund seeks capital appreciation by investing primarily in common stocks of companies outside the United States. Without a predetermined bias toward growth or value stocks, the fund targets large and midsize companies priced below what we believe they are worth. It may be suitable for investors seeking capital appreciation and willing to accept the risks of investing in international markets.

------------------------------------------------------------------------------
Highlights

* Putnam International Equity Fund class A shares returned 13.71% at net asset value (NAV) for the 12 months ended June 30, 2005.

* The fund's benchmark, the MSCI EAFE Index, returned 13.65% for the period.

* The fund's Lipper peer group, International Large-Cap Core Funds, had an average return of 11.31% for the period.

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

------------------------------------------------------------------------------
Performance

Total return for class A shares for periods ended 6/30/05

Since the fund's inception (2/28/91), annualized return is 9.75% at NAV; and 9.34% at POP.

------------------------------------------------------------------------
                Annualized return              Cumulative return
                NAV            POP            NAV            POP
------------------------------------------------------------------------
10 years       9.93%          9.34%        157.84%        144.32%
------------------------------------------------------------------------
5 years       -2.45          -3.49         -11.64         -16.28
------------------------------------------------------------------------
1 year        13.71           7.72          13.71           7.72
------------------------------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25%. For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.


Report from the fund managers

The year in review

During your fund's 2005 fiscal year, its performance at net asset value (NAV, or without sales charges) was in line with its benchmark index while outperforming the average for its Lipper category. We attribute these results to our stock selections as well as currency positioning. Our stock selections contributed to results in most sectors. Holdings in the energy and communications services sectors had among the best relative results, while weaker performance came primarily from the financials sector. With regard to currency, the fund benefited in the first half of the fiscal year as it had mostly unhedged exposure to strengthening foreign currencies, while in the second half of the year its defensive hedges partly offset foreign currency weakness.

Market overview

International stock markets benefited from generally respectable economic growth and low interest rates in most markets around the world. Though there were some negative factors at work, including the steady rise in energy prices, higher U.S. interest rates set by the Federal Reserve Board (the
Fed), and the ongoing geopolitical risk related to terrorism, none of these factors caused a serious or sustained setback to stocks. The high energy prices even had a silver lining for investors -- stocks in the energy sector had the top returns in international markets.

In terms of regional results, emerging markets and European stocks had the strongest performance. European stocks did well in spite of a nearly stagnant economy. France and Germany achieved scant growth and, toward the end of the year, Italy went into recession. The United Kingdom's growth began to slow because of the tight monetary policy imposed by the Bank of England to restrain property prices and consumer spending. Asian countries generally enjoyed robust economic growth, but Japan, with the region's largest stock market, experienced a slowdown over the winter, which held back stocks. Australia, Canada, and Latin America delivered both healthy economic growth and stock returns.


Toward the end of the period, the high-quality stocks that your fund favors also began to outperform what we consider riskier companies with weaker earnings quality and smaller market capitalizations. Such higher-risk stocks had generally led in the first six to nine months of the year, before the effects of higher U.S. and U.K. interest rates began to be felt and caused investors to be more concerned about risk. The recent trend has helped the relative results of your fund.

Strategy overview

In selecting stocks for your fund's portfolio, our approach is to analyze companies to determine their worth as a business, and then to invest in those whose stocks appear to be priced below their inherent worth. We generally look to sell stocks when they are priced at or above the worth we have determined.

We also analyze markets and sectors as part of the process. When we find a number of stocks in a sector or market that we believe to have strong prospects, we may overweight that sector or market in the portfolio accordingly. For example, during the period we moved from an underweight position in Japan to an overweight position relative to the benchmark because we identified several stocks in Japan that had attractive prospects. We made room for these stocks by selling holdings that had appreciated to what we considered reasonable prices, primarily in the markets of Switzerland, the United Kingdom, and South Korea.

----------------------------------------------------------------------------
Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 6/30/05.

----------------------------------------------------------------------------
Equities
----------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                13.65%
----------------------------------------------------------------------------
Russell 1000 Index (large-company stocks)                              7.92%
----------------------------------------------------------------------------
Russell 2000 Index (small-company stocks)                              9.45%
----------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     6.32%
----------------------------------------------------------------------------
Bonds
----------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                        6.80%
----------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency securities)     6.65%
----------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield corporate bonds) 10.29%
----------------------------------------------------------------------------
Citigroup World Government Bond Index (global government bonds)        7.61%
----------------------------------------------------------------------------


With regard to sectors, we added to conglomerates, moving from an underweight to an overweight in this sector. (Sector underweights and overweights are determined relative to the respective sector's weighting in the benchmark index.) We built an overweight to communications services stocks in Europe. As our research led us to believe that strong prices for oil are likely to persist, we also increased the portfolio's weighting in energy stocks to an overweight. While building positions in these sectors, we took profits on financial holdings that we believe have become less attractive at this point of the interest-rate cycle.


Your fund's holdings

During the fiscal year, we bought more shares of Japan Tobacco, making this an overweight holding relative to the benchmark. The stock experienced heavy selling and fell to an undervalued level because it lost its exclusive partnership with Altria of the United States, which had enabled it to distribute the valuable Marlboro brand in Japan. In response, Japan Tobacco restructured and successfully cut costs. Its own brands are competing well with American imports. The stock has delivered strong performance for the portfolio. Another Japanese stock in which we built a significant position is Mitsui and Co., a conglomerate investing in and doing strong business trading commodities for use in China and throughout the region.

---------------------------------------------------------------------------
Comparison of top country weightings

This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

                as of 12/31/04   as of 06/30/05
Japan               20.8%             22.6%
---------------------------------------------------------------------------
United Kingdom      16.6%             16.6%
---------------------------------------------------------------------------
France              12.0%             13.1%
---------------------------------------------------------------------------
Switzerland         12.7%              9.5%
---------------------------------------------------------------------------
Netherlands          2.5%              5.5%
---------------------------------------------------------------------------


Several of our other Japanese holdings underperformed, including Toyota and Canon. Though we consider these to be industry-leading, world-class companies, both were hurt by the strength of the yen versus the dollar and concerns about U.S. consumer spending. In the case of Toyota, we think the worries are excessive and that the stock is very undervalued at current price levels. In the case of Canon, with its products facing competitive pricing pressure, we sold a portion of the fund's position as a way of protecting against risk.

Two of the fund's top-performing holdings were in the energy sector. Canadian Natural Resources benefited disproportionately from rising oil prices, because it possesses vast oil reserves in the province of Alberta. Royal Dutch Petroleum also delivered strong gains. We built this position as we traded out of a position in BP, which we believed had reached its fair value. Total SA of France, another large energy holding, also performed very well.

Roche Holding AG, of Switzerland, delivered strong results. This pharmaceutical company has a strong product pipeline, including two new cancer drugs, through its 50% stake in Genentech of the United States, a growing biotechnology company. However, we sold the fund's position in UBS, an investment bank and brokerage, to lock in a profit before rising interest rates slow the financial industry. We also trimmed Nestle SA, the food company, which had disappointing performance, and Ciba Specialty Chemicals, because the company's profits are being squeezed as it pays higher prices for raw material inputs, while it is unable to pass these price increases on to customers.

---------------------------------------------------------------------------
Top holdings

This table shows the fund's top holdings, and the percentage of the fund's net assets that each comprised, as of 6/30/05. The fund's holdings will change over time.

---------------------------------------------------------------------------
Holding (percent of fund's
net assets)                   Country         Industry
---------------------------------------------------------------------------
Vodafone Group PLC (3.9%)     United Kingdom  Telecommunications
---------------------------------------------------------------------------
Total SA (2.7%)               France          Oil and gas
---------------------------------------------------------------------------
Roche Holding AG (2.6%)       Switzerland     Pharmaceuticals
---------------------------------------------------------------------------
Toyota Motor Corp. (2.4%)     Japan           Automotive
---------------------------------------------------------------------------
Barclays PLC (2.1%)           United Kingdom  Banking
---------------------------------------------------------------------------
Novartis AG (2.0%)            Switzerland     Pharmaceuticals
---------------------------------------------------------------------------
Canon, Inc. (2.0%)            Japan           Office equipment and supplies
---------------------------------------------------------------------------
Royal Bank of Scotland
Group PLC (1.9%)              United Kingdom  Banking
---------------------------------------------------------------------------
Royal Dutch
Petroleum Co. (1.9%)          Netherlands     Oil and gas
---------------------------------------------------------------------------
BASF AG (1.8%)                Germany         Chemicals
---------------------------------------------------------------------------


We increased the portfolio's weighting in communications services stocks because we believe that the regulatory environment in Europe has become more benign. Our focus is on European companies that have greater scope for increasing revenue by offering new bundled services along with traditional fixed-line telephone service. With their strong cash flows, the companies can pay out dividends or buy back shares. One of the larger holdings is France Telecom. Another position to which we added is KPN in the Netherlands. France Telecom confirmed our outlook when, in the final days of June, it surprised the market by announcing it would more than double its dividend. KPN rallied when it decided to acquire its competitor, Telfort, to enhance its scale and pricing power in its domestic market.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

------------------------------------------------------------------------------
The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We believe the global economy will gradually decelerate as the stimulus provided by U.S. monetary policy since 2001 is reversed by the Fed's interest-rate increases. The Bank of England and the Bank of Australia have tightened monetary policy, as well, which contributes to this trend.

We continue to favor stocks in several emerging markets, such as Brazil, Mexico, and Taiwan. We believe stocks in these markets are generally undervalued, and selected companies there have strong balance sheets. We are maintaining an underweight position in the United Kingdom because real estate prices have flattened, consumption has turned down, and credit costs are rising in the financial sector. Our increased weighting in Japan reflects our thinking that this market offers many undervalued companies. We are investing both in companies that benefit from Japan's incipient domestic recovery and those with globally competitive industry positions.

In this environment of slower growth, we continue to emphasize high-quality companies and favor large caps relative to mid-cap stocks, because we believe they continue to offer attractive opportunities to investors.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.


Your fund's performance

This section shows your fund's performance during its fiscal year, which ended June 30, 2005. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com.


---------------------------------------------------------------------------
Fund performance

Total return for periods ended 6/30/05

----------------------------------------------------------------------------------------------------------
                   Class A             Class B             Class C             Class M           Class R
(inception dates)  (2/28/91)           (6/1/94)            (7/26/99)           (12/1/94)        (1/21/03)
----------------------------------------------------------------------------------------------------------
                   NAV       POP       NAV       CDSC      NAV       CDSC      NAV       POP       NAV
----------------------------------------------------------------------------------------------------------
Annual average
(life of fund)    9.75%     9.34%     8.89%     8.89%     8.93%     8.93%     9.19%     8.91%     9.48%
----------------------------------------------------------------------------------------------------------
10 years        157.84    144.32    139.21    139.21    139.24    139.24    145.33    136.71    151.52
Annual average    9.93      9.34      9.11      9.11      9.11      9.11      9.39      9.00      9.66
----------------------------------------------------------------------------------------------------------
5 years         -11.64    -16.28    -14.91    -16.45    -14.85    -14.85    -13.82    -16.82    -12.72
Annual average   -2.45     -3.49     -3.18     -3.53     -3.16     -3.16     -2.93     -3.62     -2.68
----------------------------------------------------------------------------------------------------------
1 year           13.71      7.72     12.86      7.86     12.87     11.87     13.13      9.19      13.38
----------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R shares have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase. In addition, there is a

1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.


-------------------------------------------------------------------------
Change in the value of a $10,000 investment ($9,475 after sales charge) Cumulative total return from 6/30/95 to 6/30/05

               Putnam
               International
               Equity Fund
               class A shares  MSCI EAFE
               at POP          Index
----------------------------------------
6/30/95         9,475          10,000
6/30/96        11,390          11,328
12/31/97       14,253          12,782
6/30/98        17,208          13,562
6/30/99        19,198          14,595
6/30/00        27,650          17,099
6/30/01        21,449          13,063
6/30/02        19,369          11,823
6/30/03        17,640          11,059
6/30/04        21,486          14,639
6/30/05       $24,432         $16,637

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $23,921 and $23,924, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $24,533 ($23,671 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $25,152. See first page of performance section for performance calculation method.

-------------------------------------------------------------------------
Comparative index returns

For periods ended 6/30/05
-------------------------------------------------------------------------
                                        Lipper International
                          MSCI EAFE     Large-Cap Core Funds
                              Index         category average*
-------------------------------------------------------------------------
Life of fund
Annual average                 5.32%             6.60%
-------------------------------------------------------------------------
10 years                      66.37             72.33
Annual average                 5.22              5.34
-------------------------------------------------------------------------
5 years                       -2.70            -14.63
Annual average                -0.55             -3.28
-------------------------------------------------------------------------
1 year                        13.65             11.31
-------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 6/30/05 there were 193, 125, and 49 funds, respectively, in this Lipper category.


----------------------------------------------------------------------------
Fund price and distribution information

For the 12-month period ended 6/30/05

----------------------------------------------------------------------------
                    Class A       Class B      Class C     Class M   Class R
----------------------------------------------------------------------------
Distributions
(number)               1             1            1           1         1
----------------------------------------------------------------------------
Income              $0.325        $0.159        $0.139      $0.200   $0.296
----------------------------------------------------------------------------
Capital gains         --             --           --          --       --
----------------------------------------------------------------------------
Total               $0.325        $0.159        $0.139      $0.200   $0.296
----------------------------------------------------------------------------
Share value:     NAV      POP       NAV       NAV    NAV      POP      NAV
----------------------------------------------------------------------------
6/30/04        $20.86   $22.02    $20.07    $20.44  $20.51  $21.25   $20.77
----------------------------------------------------------------------------
6/30/05         23.39    24.69     22.49     22.93   23.00   23.77*   23.25
----------------------------------------------------------------------------

* Reflects a reduction in sales charges that took effect on April 1, 2005.


Your fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

----------------------------------------------------------------------------
Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam International Equity Fund from January 1, 2005, to June 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

----------------------------------------------------------------------------
                               Class A  Class B  Class C  Class M  Class R
----------------------------------------------------------------------------
Expenses paid per $1,000*        $6.26    $9.94    $9.94    $8.71    $7.49
----------------------------------------------------------------------------
Ending value (after expenses)  $988.20  $984.20  $984.50  $985.40  $986.40
----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 6/30/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

----------------------------------------------------------------------------
Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended June 30, 2005, use the calculation method below. To find the value of your investment on January 1, 2005, go to www.putnam.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 01/01/2005 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

----------------------------------------------------------------------------
How to calculate the expenses you paid
----------------------------------------------------------------------------
                                                                    Total
Value of your                            Expenses paid            = expenses
investment on 1/1/05  [DIV]   $1,000  x  per $1,000                 paid
----------------------------------------------------------------------------
Example Based on a $10,000 investment in class A shares of your fund.
----------------------------------------------------------------------------
$10,000               [DIV]   $1,000  x $6.26 (see table above)   = $62.60
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Compare expenses using the SEC's method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

----------------------------------------------------------------------------
                      Class A    Class B     Class C     Class M     Class R
----------------------------------------------------------------------------
Expenses paid
per $1,000*             $6.36     $10.09      $10.09       $8.85       $7.60
----------------------------------------------------------------------------
Ending value (after
expenses)           $1,018.50  $1,014.78   $1,014.78   $1,016.02   $1,017.26
----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 6/30/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

----------------------------------------------------------------------------
Compare expenses using industry averages

You can also compare your fund's expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

----------------------------------------------------------------------------
                              Class A  Class B  Class C  Class M  Class R
----------------------------------------------------------------------------
Your fund's annualized
expense ratio+                  1.27%    2.02%    2.02%    1.77%    1.52%
----------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group++   1.58%    2.33%    2.33%    2.08%    1.83%
----------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ Simple average of the expenses of all front-end load funds in the fund's
   Lipper peer group, calculated in accordance with Lipper's standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund's expenses for its most recent fiscal year available to Lipper as of 6/30/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund's expenses to the simple average, which typically is higher than the asset-weighted average.


Your fund's portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

----------------------------------------------------------------------------
Turnover comparisons

Percentage of holdings that change every year

----------------------------------------------------------------------------
                                            2005   2004   2003   2002   2001
----------------------------------------------------------------------------
Putnam International Equity Fund            75%    69%    53%*   42%    74%
----------------------------------------------------------------------------
Lipper International Large-Cap
Core Funds category average                 62%    62%    70%    68%    71%
----------------------------------------------------------------------------

  Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on June 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 6/30/05.

* Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund.


Your fund's risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

----------------------------------------------------------------------------
Your fund's Overall Morningstar Risk

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of June 30, 2005. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

[GRAPHIC OMITTED: chart MORNINGSTAR RISK]

Fund's Overall
Morningstar Risk       2.67

Int'l stock
fund average           3.30

0%  INCREASING RISK    100%

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Your fund's management

Your fund is managed by the members of the Putnam International Core Team. Joshua Byrne and Simon Davis are Portfolio Leaders and Mark Pollard is a Portfolio Member of your fund. The Portfolio Leaders and Portfolio Member coordinate the team's management of the fund.

For a complete listing of the members of the Putnam International Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnam.com.

----------------------------------------------------------------------------
Fund ownership by the Portfolio Leaders and Portfolio Member

The table below shows how much the fund's current Portfolio Leaders and Portfolio Member have invested in the fund (in dollar ranges). Information shown is as of June 30, 2005, and June 30, 2004.



-------------------------------------------------------------------------------------------
                           $1 -    $10,001 -  $50,001 -  $100,001 -  $500,001 -  $1,000,001
                  Year  $0 $10,000 $50,000    $100,000   $500,000    $1,000,000  and over
------------------------------------------------------------------------------------------
Joshua Byrne      2005                                       *
-------------------------------------------------------------------------------------------
Portfolio Leader  2004                *
-------------------------------------------------------------------------------------------
Simon Davis       2005                                       *
-------------------------------------------------------------------------------------------
Portfolio Leader  2004                *
-------------------------------------------------------------------------------------------
Mark Pollard      2005   *
-------------------------------------------------------------------------------------------
Portfolio Member  N/A
-------------------------------------------------------------------------------------------

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 6/30/04.



----------------------------------------------------------------------------
Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $3,400,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officers of the team and the Group Chief Investment Officer of the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

----------------------------------------------------------------------------
Other Putnam funds managed by the Portfolio Leaders and Portfolio Member

Joshua Byrne is also a Portfolio Member of Putnam Europe Equity Fund.

Mark Pollard is also a Portfolio Member of Putnam Europe Equity Fund.

Joshua Byrne, Simon Davis, and Mark Pollard may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

----------------------------------------------------------------------------
Changes in your fund's Portfolio Leaders and Portfolio Members

During the year ended June 30, 2005, Portfolio Member Mark Pollard joined and Portfolio Members Stephen Oler and George Stairs left your fund's management team.


----------------------------------------------------------------------------
Fund ownership by Putnam's Executive Board

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is as of June 30, 2005, and June 30, 2004.

------------------------------------------------------------------------------
                                  $1 -         $10,001 -   $50,001 -  $100,001
                      Year   $0   $10,000      $50,000     $100,000   and over
------------------------------------------------------------------------------
Philippe Bibi         2005    *
------------------------------------------------------------------------------
Chief Technology
Officer               2004    *
------------------------------------------------------------------------------
John Boneparth        2005                                    *
------------------------------------------------------------------------------
Head of Global
Institutional Mgmt    2004                                    *
------------------------------------------------------------------------------
Joshua Brooks         2005                                                *
------------------------------------------------------------------------------
Deputy Head of
Investments           N/A
------------------------------------------------------------------------------
Kevin Cronin          2005                        *
------------------------------------------------------------------------------
Head of Investments   2004                        *
------------------------------------------------------------------------------
Charles Haldeman, Jr. 2005                        *
------------------------------------------------------------------------------
President and CEO     2004                        *
------------------------------------------------------------------------------
Amrit Kanwal          2005    *
------------------------------------------------------------------------------
Chief Financial
Officer               2004    *
------------------------------------------------------------------------------
Steven Krichmar       2005                                    *
------------------------------------------------------------------------------
Chief of Operations   2004                                    *
------------------------------------------------------------------------------
Francis McNamara, III 2005           *
------------------------------------------------------------------------------
General Counsel       2004    *
------------------------------------------------------------------------------
Richard Monaghan      2005                                                *
------------------------------------------------------------------------------
Head of Retail
Management            2004                                                *
------------------------------------------------------------------------------
Richard Robie, III    2005                                                *
------------------------------------------------------------------------------
Chief Administrative
Officer               2004                                                *
------------------------------------------------------------------------------
Edward Shadek         2005                        *
------------------------------------------------------------------------------
Deputy Head of
Investments           N/A
------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 6/30/04.


Terms and definitions

----------------------------------------------------------------------------
Important terms

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares (since reduced to 3.25%).

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

----------------------------------------------------------------------------
Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


------------------------------------------------------------------------------
Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on total return at net asset value.


Trustee approval of management contract

------------------------------------------------------------------------------
General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund's management contract with Putnam Management and its sub-management contract with Putnam Management's affiliate, Putnam Investments Limited ("PIL"). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not "interested persons" (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the "Independent Trustees"), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's management contract and sub-management contract, effective July 1, 2005. Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements in prior years.


----------------------------------------------------------------------------
Model fee schedules and categories; total expenses

The Trustees' review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisers. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule currently in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. ("Breakpoints" refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund's current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the first percentile in management fees and in the first percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the funds' management fees in light of competitive industry practices. The Trustees considered various possible modifications to the current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management's business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.


In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management's revenues, expenses and profitability with respect to the funds' management contracts, allocated on a fund-by-fund basis.

----------------------------------------------------------------------------
Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under your fund's management contract. The Trustees were assisted in their review of the funds' investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds' portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.


In the case of your fund, the Trustees considered that your fund's Class A share performance at net asset value was in the following percentiles of its Lipper Inc. peer group for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

      One-year period  Three-year period   Five-year period
-----------------------------------------------------------------------------
           48th               59th               22nd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds' Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees' view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

-----------------------------------------------------------------------------
Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund's investment adviser. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee's recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.


The Trustees' annual review of your fund's management contract also included the review of its distributor's contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

-----------------------------------------------------------------------------
Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

-----------------------------------------------------------------------------
Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

-----------------------------------------------------------------------------
Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

-----------------------------------------------------------------------------
Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


Financial statements

-----------------------------------------------------------------------------
A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as ofthe last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


-----------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam International Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Equity Fund (the "fund") at June 30, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 9, 2005



The fund's portfolio 6/30/05

-----------------------------------------------------------------------------------------------
COMMON STOCKS (99.1%) *
-----------------------------------------------------------------------------------------------
                                                                      Shares              Value
-----------------------------------------------------------------------------------------------
Australia (1.2%)
Adelaide Brighton, Ltd.                                             2,187,044         $3,110,750
Alumina, Ltd.                                                         294,219          1,241,449
BlueScope Steel, Ltd.                                                 289,007          1,792,646
Commonwealth Bank of Australia                                        226,681          6,537,604
Macquarie Bank, Ltd.                                                  901,311         40,800,076
Macquarie Infrastructure Group                                        432,578          1,366,467
News Corp., Ltd. (The) Class B                                         88,800          1,497,168
QBE Insurance Group, Ltd.                                             503,357          6,130,826
Rio Tinto, Ltd.                                                       133,691          4,538,970
Woolworths, Ltd.                                                      225,278          2,822,029
                                                                                      69,837,985
------------------------------------------------------------------------------------------------
Belgium (2.0%)
InBev NV                                                            1,858,158         62,864,548
KBC Groupe SA                                                         640,836         50,516,959
Solvay SA                                                              12,207          1,253,593
Umicore NV/SA                                                          24,068          1,920,974
                                                                                     116,556,074
------------------------------------------------------------------------------------------------
Bermuda (0.6%)
ACE, Ltd.                                                              98,100          4,399,785
XL Capital, Ltd. Class A                                              412,594         30,705,245
                                                                                      35,105,030
------------------------------------------------------------------------------------------------
Brazil (1.8%)
All America Latina Logistica                                           11,950            352,016
Braskem SA Class A (Preference)                                        71,200            590,064
Companhia Vale do Rio Doce (CVRD) ADR                                  17,820            521,770
Petroleo Brasileiro SA ADR                                          1,254,055         65,373,887
Tele Norte Leste Participacoes SA ADR                               1,241,302         20,667,678
Unibanco-Uniao de Bancos Brasileiros SA GDR                           456,691         17,637,406
                                                                                     105,142,821
------------------------------------------------------------------------------------------------
Canada (1.8%)
Agrium, Inc.                                                           23,942            468,086
ATI Technologies, Inc. +                                            1,227,637         14,537,147
Bank of Montreal                                                       17,550            817,376
Barrick Gold Corp.                                                     19,500            487,301
Brascan Corp. Class A                                                   2,800            107,015
Canadian Imperial Bank of Commerce                                     22,429          1,388,235
Canadian National Railway Co.                                         283,722         16,376,865
Canadian Natural Resources, Ltd.                                    1,622,290         58,823,745
Canadian Pacific Railway, Ltd.                                         11,400            394,648
CI Fund Management, Inc.                                                3,276             47,220
Dofasco, Inc.                                                          15,878            500,523
EnCana Corp.                                                           16,200            639,401
Imperial Oil, Ltd.                                                      8,509            708,933
ING Canada, Inc.                                                       10,400            283,590
ING Canada, Inc. 144A                                                   1,530             41,720
IPSCO, Inc.                                                             9,523            415,450
Magna International, Inc. Class A                                       5,319            373,829
Manulife Financial Corp.                                               31,211          1,491,348
National Bank of Canada                                                18,377            816,572
Nexen, Inc.                                                            26,400            802,025
Power Financial Corp.                                                  15,737            419,996
Potash Corp. Of Saskatchewan, Inc.                                      1,731            165,325
Precision Drilling Corp. +                                              9,094            358,636
Royal Bank of Canada                                                    6,300            390,502
Shell Canada, Ltd.                                                     10,560            283,641
Shoppers Drug Mart Corp.                                               29,136          1,011,254
Talisman Energy, Inc.                                                   9,731            364,764
Teck Corp.                                                             24,377            822,985
Telus Corp.                                                            31,605          1,078,622
                                                                                     104,416,754
------------------------------------------------------------------------------------------------
Chile (--%)
Compania Telecommunicaciones de Chile SA ADR                           21,700            220,689
------------------------------------------------------------------------------------------------
China (1.1%)
China Life Insurance Co., Ltd. +                                   45,400,000         30,898,295
China Shenhua Energy Co., Ltd. +                                    1,155,500          1,114,917
China Shenhua Energy Co., Ltd. Class H +                           30,503,500         29,432,169
China Telecom Corp., Ltd.                                           2,078,000            742,149
Lianhua Supermarket Holdings Co., Ltd.                                298,000            339,096
Shanghai Forte Land Co., Ltd.                                       1,594,000            413,174
Yanzhou Coal Mining Co., Ltd.                                         212,400            165,647
                                                                                      63,105,447
------------------------------------------------------------------------------------------------
Denmark (0.6%)
TDC A/S                                                               881,942         37,769,257
------------------------------------------------------------------------------------------------
Egypt (--%)
Orascom Construction Industries (OCI)                                  10,005            285,453
------------------------------------------------------------------------------------------------
Finland (1.5%)
Nokia OYJ                                                           5,066,827         84,345,570
Orion-Yhtymae OYJ Class B                                             114,369          2,206,015
Sampo OYJ Class A                                                     139,880          2,180,314
                                                                                      88,731,899
------------------------------------------------------------------------------------------------
France (13.1%)
Air Liquide                                                            16,198          2,754,359
Autoroutes du Sud de la France (ASF)                                   40,557          2,311,987
Axa SA                                                                174,208          4,333,709
BNP Paribas SA                                                      1,258,331         86,055,762
Business Objects SA +                                                 127,094          3,356,523
Christian Dior SA                                                      32,508          2,512,767
Credit Agricole SA                                                  3,702,831         93,585,131
France Telecom SA                                                   2,966,349         86,202,793
France Telecom SA 144A                                              1,250,182         36,330,580
Groupe Danone                                                          22,205          1,947,449
LVMH Moet Hennessy Louis Vuitton SA                                    32,199          2,479,889
Renault SA                                                          1,054,425         92,689,229
Sanofi-Synthelabo SA                                                   19,450          1,592,805
Schneider Electric SA                                                  53,507          4,022,876
Societe des Autoroutes du Nord et de l'Est de la France 144A +         15,000            804,578
Societes Des Autoroutes Paris-Rhin-Rhone                              455,036         26,965,500
Societes Des Autoroutes Paris-Rhin-Rhone 144A                           2,344            138,906
Thales SA                                                               9,650            391,169
Total SA                                                              692,935        162,319,820
Veolia Environnement                                                1,416,235         53,033,815
Vinci SA                                                               15,382          1,279,946
Vivendi Universal SA                                                3,044,858         95,380,849
Vivendi Universal SA 144A                                             589,042         18,451,871
                                                                                     778,942,313
------------------------------------------------------------------------------------------------
Germany (3.6%)
Allianz AG                                                            122,950         14,111,892
BASF AG                                                             1,645,502        109,095,367
Bayerische Motoren Werke (BMW) AG                                      64,446          2,942,386
Commerzbank AG                                                        103,000          2,233,718
Deutsche Lufthansa AG                                                  46,350            567,868
E.On AG                                                                40,598          3,605,337
Henkel KGaA                                                            35,882          3,017,978
Henkel KGaA (Preferred)                                                60,300          5,388,338
Hypo Real Estate Holding                                              193,062          7,317,497
Linde AG                                                               48,000          3,232,254
Metro AG                                                               69,934          3,461,053
Porsche AG (Preferred)                                                  2,105          1,578,125
Premiere AG 144A +                                                     15,530            535,147
SAP AG                                                                  7,967          1,387,046
Schwarz Pharma AG                                                     305,432         13,796,982
Siemens AG                                                            587,638         42,774,735
ThyssenKrupp AG                                                        24,700            428,243
                                                                                     215,473,966
------------------------------------------------------------------------------------------------
Greece (0.9%)
EFG Eurobank Ergasias SA                                               47,307          1,453,162
Greek Organization of Football Prognostics SA                          27,820            803,660
Hellenic Telecommunication Organization (OTE) SA                      986,187         19,102,993
National Bank of Greece SA                                            605,997         20,516,118
National Bank of Greece SA 144A                                       273,633          9,263,886
                                                                                      51,139,819
------------------------------------------------------------------------------------------------
Hong Kong (1.3%)
China Netcom Group Corp. Hong Kong, Ltd.                           20,923,500         30,359,961
Esprit Holdings, Ltd.                                                 248,000          1,784,338
Hong Kong Electric Holdings, Ltd.                                     178,000            811,387
Orient Overseas International, Ltd.                                   121,000            527,179
Sun Hung Kai Properties, Ltd.                                         155,000          1,524,264
Swire Pacific, Ltd.                                                 4,854,500         42,744,117
Wing Hang Bank, Ltd.                                                  243,000          1,584,820
                                                                                      79,336,066
------------------------------------------------------------------------------------------------
Hungary (0.2%)
OTP Bank Rt.                                                          279,338          9,434,494
------------------------------------------------------------------------------------------------
India (0.6%)
Infosys Technologies, Ltd.                                              6,960            376,787
National Thermal Power Corp., Ltd.                                 13,187,118         25,167,696
Reliance Industries, Ltd.                                             770,073         11,369,559
Satyam Computer Services., Ltd.                                        32,127            374,350
                                                                                      37,288,392
------------------------------------------------------------------------------------------------
Indonesia (--%)
PT Telekomunikasi                                                     676,000            348,898
------------------------------------------------------------------------------------------------
Ireland (0.9%)
Allied Irish Banks PLC                                                144,175          3,083,821
Bank of Ireland PLC                                                   456,383          7,398,028
CRH PLC                                                               172,531          4,580,128
Depfa Bank PLC                                                      1,683,961         27,088,048
Eircom Group PLC                                                    2,821,483          6,278,124
Iaws Group PLC                                                        186,701          2,611,815
                                                                                      51,039,964
------------------------------------------------------------------------------------------------
Israel (--%)
Bank Hapoalim, Ltd.                                                   202,541            634,890
Bank Hapoalim, Ltd. 144A                                               20,300             63,633
Teva Pharmaceutical Industries, Ltd.                                   11,121            346,876
                                                                                       1,045,399
------------------------------------------------------------------------------------------------
Italy (1.5%)
Banca Intesa SpA                                                      492,500          2,100,502
Banca Popolare di Milano Scarl (BPM)                                  229,578          2,259,040
ENI SpA                                                               177,712          4,555,276
Mediaset SpA                                                        6,900,573         81,230,420
Telecom Italia SpA RNC                                                104,338            270,141
                                                                                      90,415,379
------------------------------------------------------------------------------------------------
Japan (22.6%)
Acom Co., Ltd.                                                        514,460         32,887,742
Aeon Co., Ltd.                                                      1,875,700         28,587,447
Aeon Co., Ltd. 144A                                                   118,400          1,804,528
Astellas Pharma, Inc.                                               2,945,600        100,631,409
Bridgestone Corp.                                                     126,000          2,413,286
Brother Industries, Ltd.                                              121,000          1,108,089
Canon, Inc.                                                         2,260,500        118,531,625
Credit Saison Co., Ltd.                                               951,300         31,557,567
Dai Nippon Printing Co., Ltd.                                       3,249,000         52,263,205
Daito Trust Construction Co., Ltd.                                    793,400         29,653,521
Dowa Mining Co., Ltd.                                                 121,000            800,916
East Japan Railway Co.                                                  9,553         49,026,451
Fanuc, Ltd.                                                            48,100          3,051,486
Fuji Television Network, Inc.                                           8,027         15,535,345
Fujitsu, Ltd.                                                         230,000          1,198,224
FUNAI Electric Co., Ltd.                                               33,500          3,428,321
Hirose Electric Co., Ltd.                                               9,900          1,086,530
Honda Motor Co., Ltd.                                                  22,000          1,083,400
Japan Tobacco, Inc.                                                     7,211         96,207,729
JFE Holdings, Inc.                                                     92,400          2,273,289
JGC Corp.                                                           2,496,000         30,609,582
Joyo Bank, Ltd. (The)                                                 135,000            660,718
Jupiter Telecommunications Co. 144A +                                     606            509,674
Jupiter Telecommunications Co., Ltd. +                                 35,026         29,458,510
Kansai Electric Power, Inc.                                            37,800            760,060
KDDI Corp.                                                                135            623,551
Komatsu, Ltd.                                                         153,000          1,182,507
Konica Corp.                                                        1,852,000         17,215,488
Kubota Corp.                                                          386,000          2,109,199
Lawson, Inc.                                                          569,800         19,877,363
Matsushita Electric Industrial Co.                                    396,000          6,015,188
Mitsubishi Corp.                                                      423,900          5,740,298
Mitsubishi Tokyo Finance Group, Inc.                                    8,530         72,082,629
Mitsui & Co., Ltd.                                                  6,248,000         58,919,131
Mitsui Chemicals, Inc.                                                164,000            959,578
Mizuho Financial Group, Inc.                                           11,822         53,296,789
Nidec Corp.                                                            16,600          1,749,917
Nintendo Co., Ltd.                                                     23,700          2,471,486
Nippon Telegraph & Telephone (NTT) Corp.                                  310          1,330,117
Nissan Motor Co., Ltd.                                                387,000          3,813,867
Nomura Research Institute, Ltd.                                       215,300         21,331,438
Nomura Securities Co., Ltd.                                           224,100          2,663,749
NTT DoCoMo, Inc.                                                       11,060         16,276,279
Obayashi Corp.                                                         97,000            518,350
Obic Co., Ltd.                                                         12,400          2,100,452
Omron Corp.                                                         1,702,800         37,555,643
Onward Kashiyama Co., Ltd.                                          1,641,000         20,754,579
Orix Corp.                                                            167,300         25,043,063
Sankyo Co., Ltd.                                                    2,215,400         42,445,111
Sankyo Co., Ltd.                                                       20,700            959,974
Santen Pharmaceutical Co., Ltd.                                        51,700          1,174,567
Shin-Etsu Chemical Co.                                                 31,000          1,172,825
SMC Corp.                                                             212,685         23,091,920
Sony Corp.                                                             12,600            434,376
Sumitomo Electric Industries, Ltd.                                    149,000          1,514,761
Taisho Pharmaceutical Co., Ltd.                                        47,000            912,688
Takeda Pharmaceutical Co., Ltd.                                       418,000         20,689,132
Takefuji Corp.                                                         82,050          5,545,312
Tokyo Electric Power Co.                                               62,400          1,491,087
Tokyo Gas Co., Ltd.                                                14,796,000         55,303,020
TonenGeneral Sekiyu KK                                              2,650,000         28,675,684
Toshiba Corp.                                                         343,000          1,360,666
Toto, Ltd.                                                            144,000          1,135,857
Toyo Suisan Kaisha, Ltd.                                               76,000          1,188,790
Toyota Motor Corp.                                                  4,050,500        144,971,980
Uni-Charm Corp.                                                        47,600          1,914,061
Yamada Denki Co., Ltd.                                                 32,500          1,861,632
                                                                                   1,344,602,758
------------------------------------------------------------------------------------------------
Luxembourg (--%)
Arcelor                                                                60,426          1,179,640
------------------------------------------------------------------------------------------------
Malaysia (--%)
Airasia BHD +                                                         790,600            340,196
Public Bank Berhad                                                    184,000            324,423
                                                                                         664,619
------------------------------------------------------------------------------------------------
Mexico (0.7%)
Coca-Cola Femsa SA de CV ADR (S)                                       13,000            347,230
Grupo Mexico SA                                                       257,000            419,677
Telefonos de Mexico SA de CV (Telmex) ADR Ser. L                    2,277,666         43,025,111
Wal-Mart de Mexico SA de CV Ser. V                                     82,100            333,190
                                                                                      44,125,208
------------------------------------------------------------------------------------------------
Netherlands (5.5%)
ASML Holding NV +                                                     102,856          1,608,329
European Aeronautic Defense and Space Co. (S)                       1,754,678         55,695,772
ING Groep NV                                                          153,084          4,308,038
Koninklijke (Royal) KPN NV                                          7,915,118         66,314,610
Koninklijke (Royal) KPN NV 144A                                     1,245,685         10,436,625
Koninklijke (Royal) Philips Electronics NV                             56,206          1,413,780
Royal Dutch Petroleum Co.                                           1,766,252        114,985,964
Royal Numico NV +                                                     111,369          4,442,814
SBM Offshore NV                                                       167,216         11,449,923
TNT NV                                                              2,238,312         56,692,468
                                                                                     327,348,323
------------------------------------------------------------------------------------------------
New Zealand (0.3%)
Telecom Corp. of New Zealand, Ltd.                                  4,217,969         17,614,306
------------------------------------------------------------------------------------------------
Norway (1.3%)
DnB Holdings ASA                                                      248,400          2,576,848
Norsk Hydro ASA                                                       713,369         65,198,584
Smedvig ASA Class A                                                   437,490          8,809,615
Telenor ASA                                                            44,000            349,285
                                                                                      76,934,332
------------------------------------------------------------------------------------------------
Portugal (--%)
Energias de Portugal (EDP) SA                                         567,605          1,428,092
------------------------------------------------------------------------------------------------
Russia (--%)
Lukoil                                                                 39,325          1,438,443
Pyaterochka Holding NV 144A GDR +                                      31,095            447,768
Sberbank RF                                                               620            409,200
                                                                                       2,295,411
------------------------------------------------------------------------------------------------
Singapore (2.0%)
DBS Group Holdings, Ltd.                                            6,981,648         59,035,900
Flextronics International, Ltd. +                                   1,444,000         19,075,240
Flextronics International, Ltd. +                                      78,969          1,055,335
SembCorp Industries, Ltd.                                             147,580            233,084
Singapore Airlines, Ltd.                                            5,716,000         37,902,175
Singapore Telecommunications, Ltd.                                    406,000            667,078
StarHub Ltd. +                                                         62,000             67,166
                                                                                     118,035,978
------------------------------------------------------------------------------------------------
South Africa (0.1%)
African Bank Investments, Ltd.                                        119,500            333,768
Barloworld, Ltd.                                                       31,000            441,270
Foschini, Ltd.                                                        102,600            605,746
Impala Platinum Holdings, Ltd.                                          3,750            334,898
Lewis Group, Ltd.                                                      62,459            341,611
Liberty Group, Ltd.                                                    38,900            346,025
Murray & Roberts Holdings, Ltd.                                       176,600            370,314
Reunert, Ltd.                                                          90,864            499,224
Standard Bank Investment Corp., Ltd.                                   32,505            313,792
                                                                                       3,586,648
------------------------------------------------------------------------------------------------
South Korea (1.6%)
Hanwha Chemical Corp.                                                  24,600            291,754
Hyundai Department Store Co., Ltd.                                      6,490            298,811
Hyundai Motor Co.                                                      11,610            642,217
Hyundai Motor Co. GDR 144A                                            605,651         17,104,632
Kookmin Bank                                                            7,600            346,409
KT Freetel Co., Ltd.                                                    5,510            127,515
LG Electronics, Inc.                                                    5,650            356,588
LG Engineering & Construction, Ltd.                                    12,690            417,760
Pohang Iron & Steel Co., Ltd.                                           1,850            326,242
Samsung Electronics Co., Ltd.                                         152,016         72,128,634
Samsung Electronics Co., Ltd. GDR                                       2,138            508,429
                                                                                      92,548,991
------------------------------------------------------------------------------------------------
Spain (2.0%)
Altadis SA                                                            780,133         32,618,199
Cintra Concesiones de Infraestructuras de Transporte SA                46,913            549,353
Cintra Concesiones de Infraestructuras de Transporte SA 144A            9,170            107,381
Gas Natural SDG SA                                                     32,461            954,258
Gestevision Telecinco SA (S)                                          292,730          6,826,149
Gestevision Telecinco SA 144A                                           1,140             26,584
Iberdrola SA                                                        2,790,071         73,384,936
Indra Sistemas SA Class A                                              81,739          1,614,776
Telefonica SA                                                         256,204          4,184,442
                                                                                     120,266,078
------------------------------------------------------------------------------------------------
Sweden (2.9%)
Assa Abloy AB Class B                                               1,721,240         22,096,039
Hennes & Mauritz AB Class B                                         1,347,472         47,348,347
Nordea AB                                                           6,839,458         62,032,240
Securitas AB Class B                                                   75,588          1,259,030
Skanska AB Class B                                                     66,600            821,307
SKF AB Class B                                                      3,088,468         31,506,132
Tele2 AB Class B                                                       19,650            184,205
Telefonaktiebolaget LM Ericsson AB Class B                          2,261,386          7,229,197
Volvo AB Class B                                                       31,500          1,279,116
Vostok Nafta Investment, Ltd. +                                        29,000            559,049
                                                                                     174,314,662
------------------------------------------------------------------------------------------------
Switzerland (9.5%)
Adecco SA                                                              21,208            963,369
Ciba Specialty Chemicals AG                                            65,139          3,784,728
Credit Suisse Group                                                 1,692,701         66,451,210
Nestle SA                                                              11,813          3,025,427
Nobel Biocare Holding AG                                                4,263            863,303
Novartis AG                                                         2,499,174        118,777,286
Roche Holding AG                                                    1,227,147        154,851,509
Straumann Holding AG                                                    1,643            342,033
Swatch Group AG (The)                                                 194,754          5,557,941
Swatch Group AG (The) Class B                                         267,587         37,517,390
Swiss Re                                                            1,518,498         93,126,010
Synthes, Inc.                                                           8,674            951,133
Zurich Financial Services AG                                          461,277         79,270,158
                                                                                     565,481,497
------------------------------------------------------------------------------------------------
Taiwan (1.3%)
ASE Test, Ltd. +                                                      175,433          1,129,789
AU Optronics Corp.                                                    190,000            316,760
Cathay Financial Holding Co., Ltd.                                    371,000            749,012
Chinatrust Financial Holding Co.                                   25,979,000         28,354,859
Chunghwa Telecom Co., Ltd.                                            285,000            583,848
Hon Hai Precision Industry Co., Ltd.                                  124,000            643,961
Siliconware Precision Industries Co.                                  413,000            405,412
Taiwan Semiconductor Manufacturing Co., Ltd.                       17,915,532         31,061,025
United Microelectronics Corp.                                      23,170,000         16,805,715
Yuanta Core Pacific Securities Co. +                                  617,000            456,270
                                                                                      80,506,651
------------------------------------------------------------------------------------------------
Thailand (--%)
Advanced Info Service Public Co., Ltd.                                194,500            460,609
Krung Thai Bank Public Co., Ltd.                                    2,103,800            471,969
                                                                                         932,578
------------------------------------------------------------------------------------------------
Turkey (--%)
Akbank TAS                                                             60,010            343,912
Dogan Yayin Holding +                                                 152,297            381,663
                                                                                         725,575
------------------------------------------------------------------------------------------------
United Kingdom (16.6%)
AstraZeneca PLC                                                       153,360          6,339,096
BAE Systems PLC                                                       303,650          1,554,843
Barclays PLC                                                       12,743,915        126,485,101
BHP Billiton PLC                                                    1,727,212         22,159,991
British Airways PLC +                                                 146,445            688,664
British Sky Broadcasting PLC                                          174,229          1,642,415
Burberry Group PLC                                                    366,029          2,635,721
Carnival PLC                                                           31,914          1,813,040
Compass Group PLC                                                     166,031            696,716
Diageo PLC                                                            411,995          6,055,681
Enterprise Inns PLC                                                 1,129,208         16,825,081
GlaxoSmithKline PLC                                                 2,264,462         54,651,357
GUS PLC                                                               148,977          2,342,693
Hilton Group PLC                                                      352,220          1,799,716
HSBC Holdings PLC                                                     506,533          8,075,391
Imperial Tobacco Group PLC                                            149,812          4,024,499
International Power PLC                                             1,288,495          4,754,296
ITV PLC                                                               558,885          1,230,000
John Wood Group PLC                                                   539,899          1,656,111
Lloyds TSB Group PLC                                                1,109,540          9,381,262
Marks & Spencer PLC                                                   143,332            923,190
Next PLC                                                               52,678          1,419,163
Peninsular and Oriental Steam Navigation Co.                          201,927          1,145,330
Punch Taverns PLC                                                   2,372,881         31,054,793
Reckitt Benckiser PLC                                               2,641,407         77,631,035
Rio Tinto PLC                                                       1,850,371         56,352,591
Royal Bank of Scotland Group PLC                                    3,842,389        115,741,738
Royal Bank of Scotland Group PLC 144A                               1,293,868         38,974,328
Scottish and Southern Energy PLC                                      139,176          2,517,192
Scottish Power PLC                                                    218,558          1,936,803
Severn Trent PLC                                                       39,399            716,148
Shell Transport & Trading Co. PLC                                   6,370,404         61,728,831
Tesco PLC                                                          14,882,042         84,790,846
Vodafone Group PLC                                                 96,235,407        233,907,775
WPP Group PLC                                                         135,328          1,388,639
                                                                                     985,040,076
------------------------------------------------------------------------------------------------
Total common stocks (cost $5,394,694,009)                                         $5,893,267,522

------------------------------------------------------------------------------------------------
WARRANTS (--%) * + (cost $486,360)
------------------------------------------------------------------------------------------------
                                                      Expiration
                                                            date     Warrants              Value
------------------------------------------------------------------------------------------------
Hanaro Telecom, Inc. 144A Structured Exercise Call
Warrants (issued by UBS AG)                               9/5/05      186,865           $452,239
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.5%) *
------------------------------------------------------------------------------------------------
                                                      Principal amount/shares             Value
------------------------------------------------------------------------------------------------
Short-term investments held as collateral for
loaned securities with yields ranging from 2.30%
to 3.59% and due dates ranging from July 1, 2005
to August 17, 2005 (d)                                            $13,032,169        $13,031,073
------------------------------------------------------------------------------------------------
Putnam Prime Money Market Fund (e)                                 77,907,116         77,907,116
------------------------------------------------------------------------------------------------
Total short-term investments (cost $90,938,189)                                      $90,938,189

------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
------------------------------------------------------------------------------------------------
Total investments (cost $5,486,118,558)                                           $5,984,657,950


  * Percentages indicated are based on net assets of $5,945,004,564.

  + Non-income-producing security.

(S) Securities on loan, in part or in entirety, at June 30, 2005.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam
    Prime Money Market Fund.

    At June 30, 2005, liquid assets totaling $407,381,622 have been designated as collateral for forward contracts and warrants.

    144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

    ADR or GDR after the name of a foreign holding stands for American
    Depositary Receipts or Global Depositary Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

    The fund had the following industry group concentration greater than 10% at June 30, 2005 (as a percentage of net assets):

    Banking     14.40%



----------------------------------------------------------------------------
FORWARD CURRENCY CONTRACTS TO BUY at 6/30/05
(aggregate face value $1,375,291,642)
----------------------------------------------------------------------------
                                      Aggregate      Delivery     Unrealized
                          Value      face value      date       depreciation
----------------------------------------------------------------------------
Australian Dollar  $529,156,341    $530,098,700      7/20/05      $(942,359)
British Pound       684,865,905     694,304,230      9/21/05     (9,438,325)
Euro                130,203,828     130,761,518      9/21/05       (557,690)
Norwegian Krone       5,137,872       5,244,144      9/21/05       (106,272)
Swiss Franc          14,837,937      14,883,050      9/21/05        (45,113)
----------------------------------------------------------------------------
Total                                                          $(11,089,759)


----------------------------------------------------------------------------
FORWARD CURRENCY CONTRACTS TO SELL at 6/30/05
(aggregate face value $981,719,452)
----------------------------------------------------------------------------
                                                                  Unrealized
                                   Aggregate       Delivery    appreciation/
                        Value     face value       date       (depreciation)
----------------------------------------------------------------------------
Australian Dollar $30,499,369    $30,435,267       7/20/05         $(64,102)
British Pound      29,594,966     30,013,025       9/21/05          418,059
Canadian Dollar   108,056,581    108,234,802       7/20/05          178,221
Euro               77,750,833     78,115,477       9/21/05          364,644
Japanese Yen      367,249,559    381,487,117       8/17/05       14,237,558
Swedish Krona     142,135,792    147,204,353       9/21/05        5,068,561
Swiss Franc       201,916,045    206,229,411       9/21/05        4,313,366
----------------------------------------------------------------------------
Total                                                           $24,516,307

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities 6/30/05

-------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------
Investment in securities, at value, including
$12,409,551 of securities on loan (Note 1):

Unaffiliated issuers (identified cost
$5,408,211,442)                                            $5,906,750,834

Affiliated issuers (identified cost
$77,907,116) (Note 5)                                          77,907,116
-------------------------------------------------------------------------
Cash                                                            2,212,076
-------------------------------------------------------------------------
Foreign currency (cost $8,149,366) (Note 1)                     8,139,149
-------------------------------------------------------------------------
Dividends, interest and other receivables                      11,614,635
-------------------------------------------------------------------------
Receivable for shares of the fund sold                          4,874,000
-------------------------------------------------------------------------
Receivable for securities sold                                 31,213,419
-------------------------------------------------------------------------
Receivable for open forward currency
contracts (Note 1)                                             24,580,409
-------------------------------------------------------------------------
Receivable for closed forward currency
contracts (Note 1)                                              5,633,940
-------------------------------------------------------------------------
Foreign tax reclaims receivable                                 3,206,153
-------------------------------------------------------------------------
Total assets                                                6,076,131,731

-------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------
Payable for securities purchased                               42,498,104
-------------------------------------------------------------------------
Payable for shares of the fund repurchased                     44,524,459
-------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2
and 5)                                                          9,521,644
-------------------------------------------------------------------------
Payable for investor servicing and custodian
fees (Note 2)                                                   1,222,834
-------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)            432,081
-------------------------------------------------------------------------
Payable for administrative services (Note 2)                        5,610
-------------------------------------------------------------------------
Payable for distribution fees (Note 2)                          3,401,133
-------------------------------------------------------------------------
Payable for open forward currency contracts
(Note 1)                                                       11,153,861
-------------------------------------------------------------------------
Payable for closed forward currency contracts
(Note 1)                                                        5,041,132
-------------------------------------------------------------------------
Collateral on securities loaned, at value
(Note 1)                                                       13,031,073
-------------------------------------------------------------------------
Other accrued expenses                                            295,236
-------------------------------------------------------------------------
Total liabilities                                             131,127,167
-------------------------------------------------------------------------
Net assets                                                 $5,945,004,564

-------------------------------------------------------------------------
REPRESENTED BY
-------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized)
(Notes 1 and 4)                                            $6,302,504,462
-------------------------------------------------------------------------
Undistributed net investment income (Note 1)                   97,570,644
-------------------------------------------------------------------------
Accumulated net realized loss on investments
and foreign currency transactions (Note 1)                  (966,767,262)
-------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign currencies              511,696,720
-------------------------------------------------------------------------
Total -- Representing net assets applicable
to capital shares outstanding                              $5,945,004,564
-------------------------------------------------------------------------

-------------------------------------------------------------------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
-------------------------------------------------------------------------
Net asset value and redemption price per class A share
($3,137,593,365 divided by 134,158,322 shares)                     $23.39
-------------------------------------------------------------------------
Offering price per class A share
(100/94.75 of $23.39)*                                             $24.69
-------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,344,142,144 divided by 59,766,419 shares)**                    $22.49
-------------------------------------------------------------------------
Net asset value and offering price per class C share
($259,992,906 divided by 11,339,566 shares)**                      $22.93
-------------------------------------------------------------------------
Net asset value and redemption price per class M share
($90,499,015 divided by 3,933,958 shares)                          $23.00
-------------------------------------------------------------------------
Offering price per class M share
(100/96.75 of $23.00)*                                             $23.77
-------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($1,124,964 divided by 48,379 shares)                $23.25
-------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($1,111,652,170 divided by 47,200,127 shares)        $23.55
-------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations Year ended 6/30/05

-------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------
Dividends (net of foreign tax of $13,990,767)                $141,823,109
-------------------------------------------------------------------------
Interest (including interest income of $1,109,187
from investments in affiliated issuers) (Note 5)                1,395,024
-------------------------------------------------------------------------
Securities lending                                                137,445
-------------------------------------------------------------------------
Other income (Note 6)                                           1,120,592
-------------------------------------------------------------------------
Total investment income                                       144,476,170

-------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------
Compensation of Manager (Note 2)                               40,627,357
-------------------------------------------------------------------------
Investor servicing fees (Note 2)                               18,648,768
-------------------------------------------------------------------------
Custodian fees (Note 2)                                         6,757,266
-------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                        176,511
-------------------------------------------------------------------------
Administrative services (Note 2)                                  110,717
-------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                           8,447,905
-------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                          14,895,194
-------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                           2,860,642
-------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                             741,310
-------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                               4,121
-------------------------------------------------------------------------
Other                                                           1,373,658
-------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                               200,551
-------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                         (200,551)
-------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Notes
2 and 5)                                                       (3,775,460)
-------------------------------------------------------------------------
Total expenses                                                 90,867,989
-------------------------------------------------------------------------
Expense reduction (Note 2)                                     (6,780,532)
-------------------------------------------------------------------------
Net expenses                                                   84,087,457
-------------------------------------------------------------------------
Net investment income                                          60,388,713
-------------------------------------------------------------------------
Net realized gain on investments(net of
foreign tax  of $1,212,839) (Notes 1 and 3)                   766,044,422
-------------------------------------------------------------------------
Net realized loss on futures contracts
(Note 1)                                                       (3,417,165)
-------------------------------------------------------------------------
Net realized gain on foreign currency
transactions (Note 1)                                          44,142,254
-------------------------------------------------------------------------
Net unrealized appreciation of assets and
liabilities  in foreign currencies during the year             15,419,901
-------------------------------------------------------------------------
Net unrealized depreciation of investments
during the year                                               (39,930,133)
-------------------------------------------------------------------------
Net gain on investments                                       782,259,279
-------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                                   $842,647,992

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

---------------------------------------------------------------------------
DECREASE IN NET ASSETS
---------------------------------------------------------------------------
                                                 Year ended      Year ended
                                                    6/30/05         6/30/04
---------------------------------------------------------------------------
Operations:
Net investment income                           $60,388,713     $61,370,398
---------------------------------------------------------------------------
Net realized gain on investments  and
foreign currency transactions                   806,769,511   1,942,476,471
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                              (24,510,232)    152,013,685
---------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                      842,647,992   2,155,860,554
---------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
---------------------------------------------------------------------------
From net investment income
---------------------------------------------------------------------------
Class A                                         (48,773,597)    (89,583,495)
---------------------------------------------------------------------------
Class B                                         (11,127,164)    (18,719,523)
---------------------------------------------------------------------------
Class C                                          (1,810,078)     (3,170,988)
---------------------------------------------------------------------------
Class M                                            (906,794)     (1,644,581)
---------------------------------------------------------------------------
Class R                                              (9,386)         (9,020)
---------------------------------------------------------------------------
Class Y                                         (22,229,449)    (37,173,530)
---------------------------------------------------------------------------
Redemption fees (Note 1)                            166,514         800,297
---------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                     (1,773,743,224) (6,484,427,258)
---------------------------------------------------------------------------
Total decrease in net assets                 (1,015,785,186) (4,478,067,544)

---------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------
Beginning of year                             6,960,789,750  11,438,857,294
---------------------------------------------------------------------------
End of year (including undistributed net
investment income of $97,570,644 and
$78,902,422, respectively)                   $5,945,004,564  $6,960,789,750

The accompanying notes are an integral part of these financial statements.



Financial highlights (For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------
                                                           Year ended
                                 6/30/05       6/30/04       6/30/03       6/30/02       6/30/01
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $20.86        $17.43        $19.18        $21.24       $29.92
------------------------------------------------------------------------------------------------
Investment operations:
Net investment income (a)            .25 (d,e)     .15 (d)       .22           .17          .16
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          2.61          3.63         (1.93)        (2.23)       (6.64)
------------------------------------------------------------------------------------------------
Total from
investment operations               2.86          3.78         (1.71)        (2.06)       (6.48)
------------------------------------------------------------------------------------------------
Less distributions:
From net investment income          (.33)         (.35)         (.04)           --         (.39)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --            --            --            --        (1.81)
------------------------------------------------------------------------------------------------
From return of capital                --            --            --            --           -- (f)
------------------------------------------------------------------------------------------------
Total distributions                 (.33)         (.35)         (.04)           --        (2.20)
------------------------------------------------------------------------------------------------
Redemption fees                       -- (f)        -- (f)        --            --          --
------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $23.39        $20.86        $17.43        $19.18       $21.24
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)             13.71         21.81         (8.93)        (9.70)      (22.43)

------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $3,137,593    $3,677,492    $6,855,608    $6,930,312   $6,896,924
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)           1.24 (d)      1.23 (d)      1.22          1.16         1.13
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           1.11 (d,e)     .74 (d)      1.33           .85          .63
------------------------------------------------------------------------------------------------
Portfolio turnover (%)             74.79         69.27         53.11 (g)     42.17        73.80


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waiver of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and waivers, expenses of the fund for the periods ended June 30, 2004 and June 30, 2005 reflect a reduction of 0.03% and 0.06%, respectively, based on average net assets for class A shares (Notes 2 and 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class A shares (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund.

    The accompanying notes are an integral part of these financial statements.



Financial highlights (For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------
                                                           Year ended
                                 6/30/05       6/30/04       6/30/03       6/30/02       6/30/01
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $20.07        $16.79        $18.57        $20.72       $29.23
------------------------------------------------------------------------------------------------
Investment operations:
Net investment income
(loss) (a)                           .07 (d,e)     .02 (d)       .08           .01         (.04)
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          2.51          3.47         (1.86)        (2.16)       (6.46)
------------------------------------------------------------------------------------------------
Total from
investment operations               2.58          3.49         (1.78)        (2.15)       (6.50)
------------------------------------------------------------------------------------------------
Less distributions:
From net investment income          (.16)         (.21)           --            --         (.20)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --            --            --            --        (1.81)
------------------------------------------------------------------------------------------------
From return of capital                --            --            --            --           -- (f)
------------------------------------------------------------------------------------------------
Total distributions                 (.16)         (.21)           --            --        (2.01)
------------------------------------------------------------------------------------------------
Redemption fees                       -- (f)        -- (f)        --            --           --
------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $22.49        $20.07        $16.79        $18.57       $20.72
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)             12.86         20.84         (9.59)       (10.38)      (23.00)

------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $1,344,142    $1,577,583    $1,892,054    $2,326,938   $2,983,524
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)           1.99 (d)      1.98 (d)      1.97          1.91         1.88
------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)     .35 (d,e)     .12 (d)       .51           .04         (.16)
------------------------------------------------------------------------------------------------
Portfolio turnover (%)             74.79         69.27         53.11 (g)     42.17        73.80


(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waiver of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and waivers, expenses of the fund for the periods ended June 30, 2004 and June 30, 2005 reflect a reduction of 0.03% and 0.06%, respectively, based on average net assets for class B shares (Notes 2 and 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class B shares (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund.

    The accompanying notes are an integral part of these financial statements.



Financial highlights (For a common share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------
                                                           Year ended
                                 6/30/05       6/30/04       6/30/03       6/30/02       6/30/01
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $20.44       $17.05       $18.86       $21.03      $29.74
------------------------------------------------------------------------------------------------
Investment operations:
Net investment income
(loss) (a)                                .08 (d,e)     -- (d)(f)   .09          .01        (.02)
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               2.55         3.55        (1.90)       (2.18)      (6.59)
------------------------------------------------------------------------------------------------
Total from
investment operations                    2.63         3.55        (1.81)       (2.17)      (6.61)
------------------------------------------------------------------------------------------------
Less distributions:
From net investment income               (.14)        (.16)          --           --        (.29)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                             --           --           --           --       (1.81)
------------------------------------------------------------------------------------------------
From return of capital                     --           --           --           --          -- (f)
------------------------------------------------------------------------------------------------
Total distributions                      (.14)        (.16)          --           --       (2.10)
------------------------------------------------------------------------------------------------
Redemption fees                            -- (f)       -- (f)       --           --          --
------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $22.93       $20.44       $17.05       $18.86      $21.03
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  12.87        20.86        (9.60)      (10.32)     (23.01)

------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $259,993     $313,496     $534,933     $601,907    $637,547
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                1.99 (d)     1.98 (d)     1.97         1.91        1.88
------------------------------------------------------------------------------------------------
Ratio of net investment
income (loss)
to average net assets (%)                 .34 (d,e)    .02 (d)      .54          .07       (.07)
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  74.79        69.27        53.11 (g)    42.17      73.80


(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waiver of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and waivers, expenses of the fund for the periods ended June 30, 2004 and June 30, 2005 reflect a reduction of 0.03% and 0.06%, respectively, based on average net assets for class C shares (Notes 2 and 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class C shares (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund.

    The accompanying notes are an integral part of these financial statements.



Financial highlights (For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------
                                                           Year ended
                                 6/30/05       6/30/04       6/30/03       6/30/02       6/30/01
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $20.51        $17.13        $18.90        $21.04        $29.61
------------------------------------------------------------------------------------------------
Investment operations:
Net investment income
(loss) (a)                           .13 (d,e)     .05 (d)       .11           .06           .03
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          2.56          3.56         (1.88)        (2.20)        (6.54)
------------------------------------------------------------------------------------------------
Total from
investment operations               2.69          3.61         (1.77)        (2.14)        (6.51)
------------------------------------------------------------------------------------------------
Less distributions:
From net investment income          (.20)         (.23)           --            --          (.25)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --            --            --            --         (1.81)
------------------------------------------------------------------------------------------------
From return of capital                --            --            --            --            -- (f)
------------------------------------------------------------------------------------------------
Total distributions                 (.20)         (.23)           --            --         (2.06)
------------------------------------------------------------------------------------------------
Redemption fees                       -- (f)        -- (f)        --            --            --
------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $23.00        $20.51        $17.13        $18.90        $21.04
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)             13.13         21.13         (9.37)       (10.17)       (22.75)

------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $90,499      $109,648      $187,266      $248,921      $302,838
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)           1.74 (d)      1.73 (d)      1.72          1.66          1.63
------------------------------------------------------------------------------------------------
Ratio of net investment
income (loss)
to average net assets (%)            .60 (d,e)     .28 (d)       .73           .30           .11
------------------------------------------------------------------------------------------------
Portfolio turnover (%)             74.79         69.27         53.11 (g)     42.17         73.80


(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waiver of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and waivers, expenses of the fund for the periods ended June 30, 2004 and June 30, 2005 reflect a reduction of 0.03% and 0.06%, respectively, based on average net assets for class M shares (Notes 2 and 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class M shares (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund.

    The accompanying notes are an integral part of these financial statements.



Financial highlights (For a common share outstanding throughout the period)

CLASS R
------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------
                                    Year ended                Year ended                  Period
                                      6/30/05                   6/30/04         1/21/03+-6/30/03
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $20.77                    $17.42                   $16.52
------------------------------------------------------------------------------------------------
Investment operations:
Net investment income (a)                 .26 (d,e)                 .18 (d)                  .08
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                      2.52                      3.55                      .82
------------------------------------------------------------------------------------------------
Total from investment
operations                               2.78                      3.73                      .90
------------------------------------------------------------------------------------------------
Less distributions:
From net investment income               (.30)                     (.38)                      --
------------------------------------------------------------------------------------------------
From net realized gain
on investments                             --                        --                       --
------------------------------------------------------------------------------------------------
Total distributions                      (.30)                     (.38)                      --
------------------------------------------------------------------------------------------------
Redemption fees                            -- (f)                    -- (f)                   --
------------------------------------------------------------------------------------------------
Net asset value end of period          $23.25                    $20.77                   $17.42
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  13.38                     21.50                    5.45 *

------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                         $1,125                      $559                       $1
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                1.49 (d)                  1.48 (d)                  .65 *
------------------------------------------------------------------------------------------------
Ratio of net investment
income to average net
assets (%)                               1.17 (d,e)                 .84 (d)                  .47 *
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  74.79                     69.27                    53.11 (g)


  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waiver of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and waivers, expenses of the fund for the periods ended June 30, 2004 and June 30, 2005 reflect a reduction of 0.03% and 0.06%, respectively, based on average net assets for class R shares (Notes 2 and 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class R shares (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund.

    The accompanying notes are an integral part of these financial statements.





Financial highlights (For a common share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------
                                                           Year ended
                                 6/30/05       6/30/04       6/30/03       6/30/02       6/30/01
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $21.01        $17.57        $19.33        $21.35       $30.07
------------------------------------------------------------------------------------------------
Investment operations:
Net investment income (a)             .29 (d,e)     .19 (d)       .28           .22          .23
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           2.64          3.67         (1.96)        (2.24)       (6.69)
------------------------------------------------------------------------------------------------
Total from
investment operations                2.93          3.86         (1.68)        (2.02)       (6.46)
------------------------------------------------------------------------------------------------
Less distributions:
From net investment income           (.39)         (.42)         (.08)           --         (.45)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                         --            --            --            --        (1.81)
------------------------------------------------------------------------------------------------
From return of capital                 --            --            --            --           -- (f)
------------------------------------------------------------------------------------------------
Total distributions                  (.39)         (.42)         (.08)           --        (2.26)
------------------------------------------------------------------------------------------------
Redemption fees                        -- (f)        -- (f)        --            --           --
------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $23.55        $21.01        $17.57        $19.33       $21.35
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)              13.98         22.07         (8.67)        (9.46)      (22.25)

------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                 $1,111,652    $1,282,011    $1,968,996    $1,664,886   $1,251,589
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)             .99 (d)       .98 (d)       .97           .91          .88
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)            1.31 (d,e)     .98 (d)      1.64          1.13          .92
------------------------------------------------------------------------------------------------
Portfolio turnover (%)              74.79         69.27         53.11 (g)     42.17        73.80


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waiver of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and waivers, expenses of the fund for the periods ended June 30, 2004 and June 30, 2005 reflect a reduction of 0.03% and 0.06%, respectively, based on average net assets for class Y shares (Notes 2 and 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class Y shares (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements 6/30/05

Note 1: Significant accounting policies

Putnam International Equity Fund ("the fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing primarily in equity securities of companies located outside the United States.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and do not pay a contingent deferred sales charge. Prior to April 1, 2005, the maximum front-end sales charge for class M shares was 3.50%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on each class' distribution fee, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies, other Putnam funds and products, and certain college savings plans.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior year redemption fee balances have been reclassified to conform with current year financial statement presentation.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At June 30, 2005, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.


F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns. The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

H) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At June 30, 2005, the value of securities loaned amounted to $12,409,551. The fund received cash collateral of $13,031,073 which is pooled with collateral of other Putnam funds into 29 issuers of high grade short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under
Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2005, the fund had a capital loss carryover of $933,544,718 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

---------------------------------------------
               Loss
          Carryover                Expiration
---------------------------------------------
         $4,817,122             June 30, 2007
---------------------------------------------
         30,394,163             June 30, 2008
---------------------------------------------
        898,333,433             June 30, 2011
---------------------------------------------

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, foreign taxes paid on capital gains, realized gains and losses on passive foreign investment companies and foreign tax credits. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 2005, the fund reclassified $43,135,977 to increase undistributed net investment income and $412,637 to increase paid-in capital, with an increase to accumulated net realized losses of $43,548,614.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation            $627,765,922
Unrealized depreciation            (163,100,014)
                                 --------------
Net unrealized appreciation         464,665,908
Undistributed ordinary  income      112,401,322
Capital loss carryforward          (933,544,718)
Cost for federal income
tax purposes                     $5,519,992,042


Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June30, 2006 to the extent necessary to ensure that the fund's expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Prior to December 31, 2004, Putnam Management agreed to limit its compensation (and, to the extent necessary, bear other expenses) to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, credits from Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC, and payments under the fund's distribution plan) would exceed an annual rate of 0.96% of the fund's average net assets.

For the year ended June 30, 2005, Putnam Management waived $3,703,939 of its management fee from the fund.

For the period ended June 30, 2005, Putnam Management has assumed $200,551 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

Effective July 15, 2004, Putnam Investments Limited ("PIL"), an affiliate of Putnam Management is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. PFTC receives fees for custody services based on the fund's asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended June 30, 2005, the fund paid PFTC $25,049,004 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended June30, 2005, the fund's expenses were reduced by $6,780,532 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,281, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings. George Putnam III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% ,1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended June 30, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $146,725 and $2,713 from the sale of class A and class M shares, respectively, and received $2,237,625 and $10,791 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. Putnam Retail Management, acting as underwriter, received $12,199 on class A and no monies on class M redemptions.

Note 3: Purchases and sales of securities

During the year ended June 30, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $4,759,163,418 and $6,451,726,284, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At June 30, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


-------------------------------------------------------------------------
CLASS A                                         Shares             Amount
-------------------------------------------------------------------------
Year ended 6/30/05:

Shares sold                                 29,246,262       $659,058,376
-------------------------------------------------------------------------
Shares issued  in connection  with
reinvestment  of distributions               1,987,429         45,810,180
-------------------------------------------------------------------------
                                            31,233,691        704,868,556
-------------------------------------------------------------------------
Shares  repurchased                        (73,384,430)    (1,631,089,568)
-------------------------------------------------------------------------
Net decrease                               (42,150,739)    $(926,221,012)

Year ended 6/30/04:

Shares sold                                104,479,477     $1,995,472,831
-------------------------------------------------------------------------
Shares issued  in connection
with reinvestment  of distributions          4,229,286         84,205,067
-------------------------------------------------------------------------
                                           108,708,763      2,079,677,898
-------------------------------------------------------------------------
Shares  repurchased                       (325,649,680)    (6,424,417,016)
-------------------------------------------------------------------------
Net decrease                              (216,940,917)   $(4,344,739,118)

-------------------------------------------------------------------------
CLASS B                                         Shares             Amount
-------------------------------------------------------------------------
Year ended 6/30/05:

Shares sold                                  3,015,103        $65,482,288
-------------------------------------------------------------------------
Shares issued  in connection with
reinvestment  of distributions                 439,024          9,768,291
-------------------------------------------------------------------------
                                             3,454,127         75,250,579
-------------------------------------------------------------------------
Shares  repurchased                        (22,291,909)      (482,073,054)
-------------------------------------------------------------------------
Net decrease                               (18,837,782)     $(406,822,475)

Year ended 6/30/04:

Shares sold                                  5,667,778       $106,956,438
-------------------------------------------------------------------------
Shares issued  in connection  with
reinvestment  of distributions                 850,561         16,356,276
-------------------------------------------------------------------------
                                             6,518,339        123,312,714
-------------------------------------------------------------------------
Shares  repurchased                        (40,613,856)      (774,379,357)
-------------------------------------------------------------------------
Net decrease                               (34,095,517)     $(651,066,643)

-------------------------------------------------------------------------
CLASS C                                         Shares             Amount
-------------------------------------------------------------------------
Year ended 6/30/05:

Shares sold                                    707,079        $15,642,603
-------------------------------------------------------------------------
Shares issued in connection  with
reinvestment  of distributions                  61,825          1,402,820
-------------------------------------------------------------------------
                                               768,904         17,045,423
-------------------------------------------------------------------------
Shares  repurchased                         (4,766,485)      (103,823,967)
-------------------------------------------------------------------------
Net decrease                                (3,997,581)      $(86,778,544)

Year ended 6/30/04:

Shares sold                                  2,726,099        $50,793,496
-------------------------------------------------------------------------
Shares issued  in connection  with
reinvestment of distributions                  124,841          2,445,652
-------------------------------------------------------------------------
                                             2,850,940         53,239,148
-------------------------------------------------------------------------
Shares  repurchased                        (18,884,766)      (364,919,447)
-------------------------------------------------------------------------
Net decrease                               (16,033,826)     $(311,680,299)

-------------------------------------------------------------------------
CLASS M                                         Shares             Amount
-------------------------------------------------------------------------
Year ended 6/30/05:
-------------------------------------------------------------------------
Shares sold                                    655,911        $14,535,490
-------------------------------------------------------------------------
Shares issued  in connection  with
reinvestment  of distributions                  38,150            867,147
-------------------------------------------------------------------------
                                               694,061         15,402,637
-------------------------------------------------------------------------
Shares  repurchased                         (2,105,951)       (45,878,747)
-------------------------------------------------------------------------
Net decrease                               (1,411,890)      $(30,476,110)

Year ended 6/30/04:

Shares sold                                  1,506,951        $29,186,510
-------------------------------------------------------------------------
Shares issued  in connection  with
reinvestment  of distributions                  79,905          1,568,546
-------------------------------------------------------------------------
                                             1,586,856         30,755,056
-------------------------------------------------------------------------
Shares  repurchased                         (7,175,461)      (139,750,584)
-------------------------------------------------------------------------
Net decrease                                (5,588,605)     $(108,995,528)

-------------------------------------------------------------------------
CLASS R                                         Shares             Amount
-------------------------------------------------------------------------
Year ended 6/30/05:
-------------------------------------------------------------------------
Shares sold                                     37,405           $860,756
-------------------------------------------------------------------------
Shares issued  in connection  with
reinvestment  of distributions                     388              8,910
-------------------------------------------------------------------------
                                                37,793            869,666
-------------------------------------------------------------------------
Shares  repurchased                            (16,326)          (380,945)
-------------------------------------------------------------------------
Net increase                                    21,467           $488,721

Year ended 6/30/04:

Shares sold                                     44,854           $836,446
-------------------------------------------------------------------------
Shares issued  in connection  with
reinvestment  of distributions                     427              8,477
-------------------------------------------------------------------------
                                                45,281            844,923
-------------------------------------------------------------------------
Shares  repurchased                            (18,430)          (351,306)
-------------------------------------------------------------------------
Net increase                                    26,851           $493,617

-------------------------------------------------------------------------
CLASS Y                                         Shares             Amount
-------------------------------------------------------------------------
Year ended 6/30/05:

Shares sold                                 16,052,920       $363,546,592
-------------------------------------------------------------------------
Shares issued  in connection  with
reinvestment  of distributions                 958,993         22,229,449
-------------------------------------------------------------------------
                                            17,011,913        385,776,041
-------------------------------------------------------------------------
Shares  repurchased                        (30,831,880)      (709,709,845)
-------------------------------------------------------------------------
Net decrease                               (13,819,967)     $(323,933,804)

Year ended 6/30/04:

Shares sold                                 56,910,506     $1,090,959,624
-------------------------------------------------------------------------
Shares issued  in connection  with
reinvestment  of distributions               1,855,858         37,173,530
-------------------------------------------------------------------------
                                            58,766,364      1,128,133,154
-------------------------------------------------------------------------
Shares  repurchased                       (109,821,728)    (2,196,572,441)
-------------------------------------------------------------------------
Net decrease                               (51,055,364)   $(1,068,439,287)


Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended June 30, 2005, management fees paid were reduced by $71,521 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $1,109,187 for the year ended June 30, 2005. During the year ended June 30, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $1,866,831,388 and $1,823,133,052, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the Securities and Exchange Commission resolving its inquiry into Putnam Management's alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam Funds. This practice, which Putnam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the Securities and Exchange Commission. These amounts, which are included in Other income on the Statement of operations, subsequently will be distributed to certain Putnam funds pursuant to a plan to be approved by the Securities and Exchange Commission. As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing.

Putnam Investments has recorded a charge of $30million for the estimated cost that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs' claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management's and Putnam Retail Management's ability to provide services to their clients, including the fund.


Federal tax information
(Unaudited)

For the period, interest and dividends from foreign countries were $156,001,417 or $0.608 per share for all classes of shares. Taxes paid to foreign countries were $15,203,606 or $0.059 per share for all classes of shares.

For its tax year ended June 30, 2005, the fund hereby designates 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.


Shareholder meeting results (Unaudited)

A special meeting of shareholders of the fund was held on November 11, 2004. At that meeting consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

-------------------------------------------------------------------------
November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

-------------------------------------------------------------------------
                                                             Votes
                                           Votes For      Withheld
-------------------------------------------------------------------------
Jameson A. Baxter                        163,597,273     5,533,247
-------------------------------------------------------------------------
Charles B. Curtis                        163,572,449     5,558,071
-------------------------------------------------------------------------
Myra R. Drucker                          165,011,946     4,118,574
-------------------------------------------------------------------------
Charles E. Haldeman, Jr.                 164,492,814     4,637,706
-------------------------------------------------------------------------
John A. Hill                             163,556,357     5,574,163
-------------------------------------------------------------------------
Ronald J. Jackson*                       163,620,413     5,510,107
-------------------------------------------------------------------------
Paul L. Joskow                           163,550,619     5,579,901
-------------------------------------------------------------------------
Elizabeth T. Kennan                      163,517,040     5,613,480
-------------------------------------------------------------------------
John H. Mullin, III                      163,514,817     5,615,703
-------------------------------------------------------------------------
Robert E. Patterson                      163,594,414     5,536,106
-------------------------------------------------------------------------
George Putnam, III                       163,401,185     5,729,335
-------------------------------------------------------------------------
A.J.C. Smith+                            163,402,416     5,728,104
-------------------------------------------------------------------------
W. Thomas Stephens                       163,594,855     5,535,665
-------------------------------------------------------------------------
Richard B. Worley                        165,050,333     4,080,187
-------------------------------------------------------------------------

* Mr. Jackson retired from the Board of Trustees on June 10, 2005.

+ Mr. Smith retired from the Board of Trustees on January 14, 2005.

  All tabulations are rounded to nearest whole number.


-----------------------------------------------------------------------------
January 10, 2005 meeting

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investments flexibility permitted by the Investment Company Act was defeated as follows:


-----------------------------------------------------------------------------
                                   Votes For   Votes Against     Abstentions
-----------------------------------------------------------------------------
                                 113,467,261       9,853,254      54,116,967
-----------------------------------------------------------------------------

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was defeated as follows:

-----------------------------------------------------------------------------
                                  Votes For   Votes Against     Abstentions
-----------------------------------------------------------------------------
                                114,103,299       9,611,613      53,722,570
-----------------------------------------------------------------------------

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market was defeated as follows:

-----------------------------------------------------------------------------
                                  Votes For   Votes Against     Abstentions
-----------------------------------------------------------------------------
                                118,153,085       5,723,881      53,560,516
-----------------------------------------------------------------------------

A proposal to amend the fund's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was defeated as follows:

-----------------------------------------------------------------------------
                                  Votes For   Votes Against     Abstentions
-----------------------------------------------------------------------------
                                114,784,161       7,974,771      54,678,550
-----------------------------------------------------------------------------

All tabulations are rounded to the nearest whole number.


Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's International group for the year ended June 30, 2005. The other Putnam mutual funds in this group are Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) UBS Warburg, Merrill Lynch, Goldman Sachs, Credit Suisse First Boston, and Citigroup Global Markets. Commissions paid to these firms together represented approximately 51% of the total brokerage commissions paid for the year ended June 30, 2005.

Commissions paid to the next 10 firms together represented approximately 34% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO U.S., Bear Stearns & Company, Deutsche Bank Securities, Dresdner Kleinwort Wasserstein, Hong Kong Shanghai Banking Corp., JP Morgan Clearing, Lehman Brothers, Morgan Stanley Dean Witter, RBC Capital Markets, and Sanford Bernstein.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.


About the Trustees

-----------------------------------------------------------------------------
Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms.Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

-----------------------------------------------------------------------------
Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.


-----------------------------------------------------------------------------
Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

-----------------------------------------------------------------------------
John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve
Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.


-----------------------------------------------------------------------------
Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

-----------------------------------------------------------------------------
Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St.Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.


-----------------------------------------------------------------------------
John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

-----------------------------------------------------------------------------
Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (apublicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.


-----------------------------------------------------------------------------
W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

-----------------------------------------------------------------------------
Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.


-----------------------------------------------------------------------------
Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr.Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

-----------------------------------------------------------------------------
George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of June 30, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam III are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)

Executive Vice President, Associate Treasurer and Principal Executive Officer
Since 1989

Jonathan S. Horwitz (6/4/55)

Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam
Investments. Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Senior Vice President, Staff Counsel
and Compliance Liaison
Since 2004

Prior to 2004, Associate, Ropes & Gray LLP;
prior to 2000, Law Clerk, Massachusetts
Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments
and Putnam Management. During  2002,
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,
President and Chief Executive Officer,
UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2003, Senior Vice President, United
Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (1/4/47)
Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy T. Florek (6/13/57)
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.


Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund


Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund


Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+


Income Funds

American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Limited Duration Government
Income Fund++
Money Market Fund[S]
U.S. Government Income Trust

  * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

  + Closed to new investors.

 ++ Formerly Putnam Intermediate U.S. Government Income Fund.

[S] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.


Tax-free Income Funds

AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund[S]
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania


Asset Allocation Portfolios

Putnam Asset Allocation Portfolios--three investment portfolios that spread your money across a variety of stocks, bonds, andmoney market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio


Putnam RetirementReady[R] Funds

Putnam RetirementReady Funds -- ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:

Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund


** Formerly Putnam Tax-Free Insured Fund.

   With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

   Check your account balances and the most recent month-end performance at www.putnam.com.


Services for shareholders

-----------------------------------------------------------------------------
Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

-----------------------------------------------------------------------------
For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Use our toll-free number 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

* This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.


-----------------------------------------------------------------------------
Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

-----------------------------------------------------------------------------
Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%). The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%).*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2005, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

-----------------------------------------------------------------------------
Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

-----------------------------------------------------------------------------
Protecting investors' interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income
  Fund) and Putnam Floating Rate Income Fund remains 3.25%.


Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.


Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57-59 St. James Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk

Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

This report is for the information of shareholders of Putnam International Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[blank page]

[LOGO OMITTED]

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

[GRAPHIC OMITTED: SCALE]


Not FDIC Insured    May Lose Value    No Bank Guarentee

AN009    226460    8/05



[GRAPHIC OMITTED: PUTNAM LOGO]
----------------------------------------------------------------------------
Putnam International Equity Fund
Supplement to Annual Report dated 6/30/05

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 6/30/05
                                                                  NAV
Life of fund (since class A inception, 2/28/91)
Annual average                                                   9.93%
10 years                                                       163.78
Annual average                                                  10.19
5 years                                                        -10.55
Annual average                                                  -2.20
1 year                                                          13.98

Share value:                                                      NAV
6/30/04                                                        $21.01
6/30/05                                                        $23.55

----------------------------------------------------------------------------
Distributions:           No.     Income        Capital gains        Total
                         1       $0.391   Long-term    Short-term   $0.391
                                             --            --
----------------------------------------------------------------------------

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

Performance assumes reinvestment of distributions and does not account for taxes. Returns shown for class Y shares for periods prior to their inception (7/12/96) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. Returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894. For a portion of the period, this fund limited expenses, without which returns would have been lower.

A short-term trading fee of up to 2% may apply. Please see pages 15-16 of the accompanying shareholder report for a discussion of the information appearing in the tables below:

----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 6/30/05
                                                                Class Y
Expenses paid per $1,000*                                       $5.03
Ending value (after expenses)                                   $989.10
----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 6/30/05

                                                                Class Y
Expenses paid per $1,000*                                       $5.11
Ending value (after expenses)                                   $1,019.74
----------------------------------------------------------------------------
EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio +                          1.02%

Average annualized expense ratio for Lipper peer group++        1.33%

 + For the fund's most recent fiscal half year; may differ from expense rations based on one-year data in financial highlights.

++ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.
----------------------------------------------------------------------------


Item 2. Code of Ethics:
---------------------------------------
(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

In March 2005, additional amendments to the Code of Ethics were adopted, that went into effect on April 1, 2005. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees and their immediate family members from having any direct or indirect personal financial interest in companies that do business with Putnam (excluding investment holdings in public companies that are not material to the employee), unless such interest is disclosed and approved by the Code of Ethics Officer; (ii) prohibit Putnam employees from using Putnam assets, letterhead or other resources in making political or campaign contributions, solicitations or endorsements;(iii) require Putnam employees to obtain pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship and (iv) require Putnam employees to obtain pre-approval from Putnam's Director of Government Relations prior to engaging in lobbying activities.

Item 3. Audit Committee Financial Expert:
------------------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts."
The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
---------------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

Fiscal year ended  Audit  Fees  Audit-Related Fees  Tax Fees  All Other Fees
-----------------  -----------  ------------------  --------- --------------
June 30, 2005      $113,776*    $--                 $21,510   $4,088
June 30, 2004      $111,614*    $--                 $19,483   $1,530

*: Includes fees of $ 7,463 and $ 3,498 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended June 30, 2005 and June 30, 2004, respectively. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended June 30, 2005 and June 30, 2004, the fund's independent auditors billed aggregate non-audit fees in the amounts of $ 215,922 and $ 154,641 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to an analysis of recordkeeping fees and fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee.
 Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule
2-01 of Regulation S-X.
                                                                    Total
Fiscal year ended  Audit-Related Fees Tax Fees   All Other Fees Non-Audit Fees
------------------ ------------------ ---------- -------------- --------------
June 30, 2005      $--                $--        $--            $--
June 30, 2004      $--                $--        $--            $--

Item 5. Audit Committee:
------------------------------------------------
Not applicable

Item 6. Schedule of Investments:
------------------------------------------------
Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
Management Investment Companies:
--------------------------------

Not applicable


Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
Companies and Affiliated Purchasers:
------------------------------------

Not applicable


Item 9. Submission of Matters to a Vote of Security Holders:
-------------------------------------------------------------------------
Not applicable

Item 10. Controls and Procedures:
-------------------------------------------------------------------------
(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:

Not applicable

Item 11. Exhibits:
-------------------------------------------------------------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES
-------------------------------------------------------------------------
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):               /s/Michael T. Healy
                                        -----------------------------
                                        Michael T. Healy
                                        Principal Accounting Officer
Date: August 29, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):               /s/Charles E. Porter
                                        -----------------------------
                                        Charles E. Porter
                                        Principal Executive Officer
Date: August 29, 2005



By (Signature and Title):               /s/Steven D. Krichmar
                                        -----------------------------
                                        Steven D. Krichmar
                                        Principal Financial Officer
Date: August 29, 2005